Contingencies and restrictions	12 Months Ended
Dec. 31, 2020
Disclosure of contingent liability [Abstract]
Disclosure of contingent liabilities [text block]
Note 21	Contingencies and restrictions

In accordance with note 20.1, the Company has only registered a provision for those lawsuits in which there is a probability that the judgments will be unfavorable to the Company. The Company is party to the following lawsuits and other relevant legal actions:

21.1	Lawsuits and other relevant events

(a)	In August 1996, Nitratos Naturais do Chile Ltda. was fined by Fazenda do Estado de Sao Paulo for concluding activities without attaching the necessary documentation for submission to the competent authorities. The treasury of the State of Sao Paulo initiated legal actions to collect close to ThUS$ 492. Nitratos Naturais do Chile has presented a case to the federal court of Brazil to request a reduction in the fine, which is currently pending.

(b)	In August 2004, Nitratos Naturais do Chile Ltda. was fined by Fazenda do Estado de Sao Paulo for failing to report trade activities. The treasury of the State of Sao Paulo initiated legal actions to collect close to ThUS$ 265. In 2018, the Court of Appeals agreed to a reduction in the fine and the Fazenda do Estado de Sao Paulo appealed to the Court of Brazil, and this appeal is still pending.

(c)	In December 2010, the city of Pomona in the state of California, United States, filed a claim against SQM NA, which was heard before the US District Court for the Central District of California. The plaintiff requested the payment of expenses and other values related to treatment of groundwater to make it apt for consumption, which involved the extraction of perchlorate in this water, which allegedly came from Chilean fertilizers, for an approximate amount of US$ 36 million. On May 17, 2018, district judge Gary Klausner ruled in favor of SQM NA following the jury verdict. On February 6, 2020, the United States Court of Appeals for the Ninth Circuit demanded a retrial before the District Court, which has been postponed until the second quarter of 2021.

(d)	In December 2010, the city of Lindsay in California, United States, filed a claim against SQM NA, which was heard before the US District Court for the Central District of California. The plaintiff requested the payment of expenses and other values related to treatment of groundwater to make it apt for consumption, which involved the extraction of perchlorate in this water, which allegedly came from Chilean fertilizers, the trial is currently suspended.

(e)	In May 2014, a claim of compensation for damages was filed against SQM Nitratos for its alleged extracontractual liability derived from an explosion occurring in 2010 in the vicinity of the town of Baquedano, which caused the death of six workers. The portion of the claim that has not been settled in court is approximately US$ 1.2 million. On May 7, 2019, the 18th Civil Court of Santiago dismissed the claim. The case currently is in the Santiago Court of Appeals, which will make a determination on the motion for appeal and cassation brought about on behalf of the plaintiff.

(f)	On October 2015, Tyne and Wear Pension Fund represented by the Council of the Borough of South Tyneside acting as lead plaintiff presented a claim against the Company with the US Federal Court of the Southern District of New York for potential damages to ADS Holders in the Company due to alleged noncompliance with the securities regulation in the United States. For more information, see Note 21.6.

(g)	In May 2016, a claim for close to ThUS$ 515 was filed against SQM Salar and SQM Industrial for the alleged extracontractual liability derived from the accident occurring in July 2014 in the town of María Elena. On March 6, 2019, the 13th Civil Court of Santiago dismissed the claim. The case is currently in the Santiago Court of Appeals, which will decide on the motion for appeal brought about by the plaintiffs.

(h)	In January 2018, the company Transportes Buen Destino S.A. filed an arbitration claim under CAM (arbitration and mediation center) rules against SQM Salar for controversies resulting from the execution of transport contracts for lithium brine and transport of salts. The amount of the claim is close to US$ 3 million. The arbitration is currently in the evidence stage.

(i)	In September 2018, representatives Claudia Nathalie Mix Jiménez, Gael Fernanda Yeomans Araya, Camila Ruslay Rojas Valderrama filed a public right annulment suit against Corfo regarding the Salar de Atacama Project Contract signed between Corfo and SQM Salar. The Company has intervened as an independent third party. This discussion stage has concluded. For more information, see Note 21.5.

(j)	The Company and FPC Ingeniería y Construcción SpA were sued in May 2019 for compensation for damages resulting from alleged extracontractual liability derived from the traffic accident occurring on March 5, 2018, involving the overturn of a truck owned by FPC and the subsequent death of its two occupants, both employees of FPC. The four children of one of the deceased workers are the plaintiffs in this case and are seeking compensation for moral damages. The case is in the 19th Civil Court of Santiago and is in the evidence stage. The amount of the claim is close to US$ 1.2 million.

(k)	On June 24, 2019, the company Servicios Logísticos Integrales Inversol SpA filed an arbitration claim under CAM rules against SQM Salar for controversies resulting from the execution of the salt transport contract. The trial is currently in the evidence stage. The amount of the claim is close to US$ 7 million.

(l)	In April 2019, the company Fennix Industrial SpA filed a claim against SQM Salar with the First Civil Court of Concepción for controversies resulting from the execution of a civil works and electromechanical assembly contract. The trial is currently in the discussion stage. The amount of the claim is approximately ThUS$ 770. On December 18, 2020, the parties mutually agreed to terminate this lawsuit.

(m)	The company Arrigoni Ingeniería y Construcción S.A. filed a claim in November 2019 against SQM Salar in arbitration court under CAM rules, requesting the conclusion of the Works Contract known as “Expansion of Lithium Carbonate Plant Phase II.” The trial is currently in the evidence stage. The amount of the claim is close to US$ 14,6 million.

(n)	The Company has initiated an arbitration process against the company Sierra Gorda S.C.M. due to controversies originating from the Mining, Royalties and Other Sales Contract dated December 16, 2011. Sierra Gorda S.C.M. has filed counterclaims against the Company. The process has concluded its discussion stage. It is not possible to make an adequate determination of the amount involved.

(o)	The Company has been sued in arbitration court under CAM rules by the company Rotto S.A. due to controversies occurring in relation to a contract for disarming and removing ferrous material. The case was presented in September 2020. The amount of the claim is approximately ThUS$ 713. On January 28, 2021, the parties mutually agreed to terminate this lawsuit.

The Company and its subsidiaries have been involved and will probably continue to be involved either as plaintiffs or defendants in certain judicial proceedings that have been and will be heard by the arbitration or ordinary courts of justice that will make the final decision. Those proceedings that are regulated by the appropriate legal regulations are intended to exercise or oppose certain actions or exceptions related to certain mining claims either granted or to be granted and that do not or will not affect in an essential manner the development of the Company and its subsidiaries.

Soquimich Comercial S.A. has been involved and will probably continue being involved either as plaintiff or defendant in certain judicial proceedings through which it intends to collect and receive the amounts owed, the total nominal value of which is approximately US$ 1.2 million.

The Company and its subsidiaries have made efforts and continues making efforts to obtain payment of certain amounts that are still owed to the Company due to its activities. Such amounts will continue to be required using judicial or non-judicial means by the plaintiffs, and the actions and exercise related to these are currently in full force and effect.

21.2	Restrictions to management or financial limits

Bond issuance contracts in the local market require the Company to maintain a Total Indebtedness Level rate no higher than 1 for Series H, Series O and Series Q bonds, calculated for a mobile period that considers the last 12 months. For more information, see Note 20.1.

As of December 31, 2020, the above-mentioned financial indicator has the following values:

Indicator	As of December 31, 2020	As of December 31, 2019
Leverage	0.50	0.32

Bond issue agreements issued abroad require the Company to neither merge nor dispose of the whole or a substantial part of its assets, unless all the following conditions are met: (i) the legal successor company is an entity subject to either Chilean or United States law, and assumes SQM S.A.’s obligations under a complimentary contract, (ii) the Issuer does not fail to comply immediately after the merger or disposal, and (iii) the Issuer delivers a legal opinion stating that the merger or disposal and the complimentary contract meet the requirements described in the original contract.

In addition, SQM S.A. is committed to disclosing financial information on quarterly basis.

The Company and its subsidiaries have complied and are fully complying with all the aforementioned limitations, restrictions and obligations.

21.3	Environmental contingencies

The SMA issued a resolution dated November 28, 2016, rectified by a resolution dated December 23, 2016, which filed charges against SQM Salar for brine extraction in excess of authorized amounts, progressive impairment of the vitality of carob trees, providing incomplete information modification of follow-up plan variables, and other charges. SQM Salar S.A. presented a compliance program that was accepted by the SMA. On December 2019, the Environmental Court of Antofagasta rendered null. In October 2020, the SMA formulated new observations for the compliance program, which will enable the incorporation of improvements in line with the ruling of the Antofagasta Environmental Court, to then make a determination regarding approval or rejection. If a new compliance program is not approved by the SMA, or if approved and legally challenged and rendered null and void by the Chilean courts. This latter event may consider the application of fines up to US$9 million, temporary or permanent closure of facilities and in extreme circumstances, revocation of the respective environmental permit.

21.4	Tax Contingencies

On August 26, 2016, SQM Salar filed a tax claim before the Third Tax and Customs Court of the Metropolitan Region against settlements 169, 170, 171 and 172 by the Chilean IRS, which extend the application of specific mining tax to lithium exploitation for the 2012, 2013 and 2014 tax years. The disputed amount is approximately US$17.8 million. On November 28, 2018, the Third Tax and Customs Court rejected the claim, and the case was transferred to the Santiago Court of Appeals, following an appeal filed by SQM Salar.

On March 24, 2017, SQM Salar filed with the Third Tax and Customs Court of the Metropolitan Region a tax claim against tax assessment No. 207 and ruling No. 156, both issued by the Chilean IRS, which seek to expand application of the specific tax on mining activities to include lithium exploitation for tax years 2015 and 2016. The amount involved is approximately US$14.4 million, of this, US$ 7.0 million corresponding to the overcharge. On November 28, 2018, the Third Tax and Customs Court accepted SQM Salar's claim against the overcharge by the IRS and rejected the claim for the remaining part. The case is now with the Santiago Court of Appeals due to the appeal filed by SQM Salar.

On October 17, 2019, the IRS recognized the overcharge of US$ 5.8 million, while the difference of US$ 1.2 million, is for corporate income tax plus associated interest and will be reimbursed at the end of the trial.

SQM Salar filed inapplicability requirements with the Constitutional Court in the grounds of unconstitutionality with respect to article 64 bis of the Income Tax Law, with relation to two groups of previous tax claims. On June 18, 2020, the Constitutional Court rejected the requirements after reaching a tie vote among the members of this court, corresponding to its knowledge from the Santiago Court of Appeals.

On September 30, 2020, the SII notified SQM Salar of liquidations No. 65 and 66 for the 2017 and 2018 business years, due to differences in the determination of the specific mining tax, totaling close to US$ 19.5 million and US$ 22.1 million, respectively plus interest for both periods of US$ 22.3 million. On October 30, 2020, SQM Salar paid these liquidations for a total of US$ 63.9 million (this amount includes an overcharge estimated at US$ 18 million, including interest). SQM Salar will reclaim these liquidations in the upcoming months.

As of December 2020, the Company had non-current tax assets of US$ 90.3 million for tax settlements for 2012 to 2018 (including an overcollection of US$ 19.5 million) and US$ 5.8 million in recoverable taxes. As of December 2019, the Company the Company had non-current tax assets of US$ 32.2, (which included US$ 7 million for an overcollection by the IRS).

As of December 31, 2020 and 2019, there was no effect on the income statement in this respect.

The IRS has not settled differences with respect to specific mining tax for 2018 onwards. If the IRS uses a similar criterion to that used in previous years, it is possible that settlements will be issued in the future for those periods. This tax for 2018 to 2020 (commercial years) is estimated at US$ 43 million, (without interest or penalties, and net of corporate income tax).

The company continues to undertake all legal efforts to actively and decidedly defend its interests.

21.5	Contingencies regarding to the Contracts with Corfo:

On September 6, 2018, representatives Claudia Nathalie Mix Jiménez, Gael Fernanda Yeomans Araya and Camila Ruslay Rojas Valderrama and the Poder Ciudadano political party filed an annulment suit against Corfo, which requested that the Contract for the Salar de Atacama Project between Corfo and the Company, SQM Potasio and SQM Salar be annulled. The Companies have taken part of the process as interested third parties.

In the event that the annulment claim is approved for the Salar de Atacama Project Contract, SQM Salar may be prevented from exploit the mining claims in the Salar de Atacama that it has leased from Corfo.

21.6	Contingencies related to the Class Action lawsuit

Since October 2015, a consolidated class action lawsuit has been pending against the Company before the District Court for the Southern District of New York of the United States, plenary case
Villella v.Chemical and Mining Company of Chile, Inc.
, 1: 15-cv-02106 -ER (SDNY). The consolidated lawsuit alleges that certain statements made by the Company between September 30, 2010, and June 18, 2015, mainly in documents filed with the SEC and in Company press releases, were materially false and this constitutes a violation of Section 10 (b) of the Securities Exchange Act and of the correlative Standard 10b-5. Specifically, the consolidated lawsuit challenges certain statements issued by the Company associated with its compliance with or implementation of the laws and regulations that regulate it, the effectiveness of its internal controls, the adoption of a code of ethics consistent with SEC requirements, of its income or revenue and taxes paid, and of the applicable accounting standards On November 11, 2020, the Company reached an agreement that contains a summary of binding terms for concluding the trial. The agreement will conclude the action of the plaintiffs and under this, the Company agreed to pay the amount of US$ 62.5 million. The parties must negotiate in good faith the definitive documents of the transaction and the other related documents, which will be presented for their approval from the New York court that is hearing the trial
.

21.7	Contingencies associated with conflicts between shareholders of the Abu Dhabi Fertilizer Industries Company

Due to differences between shareholders of the company Abu Dhabi Fertilizer Industries Company, diverse lawsuits have arisen that may result in claims against SQM Corporation N.V. and by this company against the other shareholders. These disputes may materially affect the value of the investment of the Company in Abu Dhabi Fertilizer Industries Company. At this time, it is not possible to quantify the amounts of these claims.

21.8	Restricted or pledged cash

The subsidiary Isapre Norte Grande Ltda., in compliance with the provisions established by the Chilean Superintendence of Healthcare, which regulates the running of pension-related health institutions, maintains a guarantee in financial instruments delivered in deposits, custody and administration to Banco de Chile.

This guarantee, according to the regulations issued by the Chilean Superintendence of Healthcare is equivalent to the total amount owed to its members and medical providers, Banco de Chile reports the present value of the guarantee to the Chilean Superintendence of Healthcare and Isapre Norte Grande Ltda on a daily basis. As of December 31, 2020, the guarantee amounts to ThUS$ 731.

21.9	Securities obtained from third parties

The main security received (exceeding ThUS$ 100) from third parties to guarantee Soquimich Comercial S.A. their compliance with obligations in contracts of commercial mandates for the distribution and sale of fertilizers amounted to ThUS$ 10,114 and ThUS$ 9,611 on December 31, 2020 and December 31, 2019 respectively; which is detailed as follows:

Grantor	Relationship	As of December 31, 2020	As of December 31, 2019
		ThUS$	ThUS$
Ferosor Agrícola S.A.	Unrelated Third party	5,626	5,372
Tattersall Agroinsumos S.A.	Unrelated Third party	2,000	2,000
Covepa SPA	Unrelated Third party	703	671
Johannes Epple Davanzo	Unrelated Third party	314	300
Hortofrutícola La Serena	Unrelated Third party	303	282
Com. Serv Johannes Epple Davanz	Unrelated Third party	408	269
Juan Luis Gaete Chesta	Unrelated Third party	190	182
Arena Fertilizantes y Semillas	Unrelated Third party	211	201
Vicente Oyarce Castro	Unrelated Third party	229	213
Bernardo Guzmán Schmidt	Unrelated Third party	130	121
Total		10,114	9,611

21.10	Indirect guarantees

Guarantees without pending balance indirectly reflect that the respective guarantees are in force and approved by the Company’s Board of Directors and have not been used by the respective subsidiary.

As of December 31, 2020, there are no indirect guarantees.